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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 11, 2003


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-21198              76-0233274
(STATE OR OTHER JURISDICTION OF         (COMMISSION          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)        IDENTIFICATION NO.)


                        2408 TIMBERLOCH PLACE, SUITE B-10
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)














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ITEM 5.  OTHER EVENTS

         On November 11, 2003, Zonagen, Inc. (the "Company") announced in a press release that it will hold its 2003 Annual Meeting of Stockholders on Monday, December 29, 2003 at 1:00 p.m. (Central Standard Time). The meeting will be held at the La Quinta Inn, 28673 I-45 North, The Woodlands, Texas. At the Annual Meeting, the Company's stockholders will vote for the election of five directors and on the Board of Directors' selection of auditors for fiscal year ended December 31, 2003.

         A copy of the Company's press release announcing the termination of the Merger Agreement is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of press release is qualified in its entirety by reference to all of the attached exhibits.


ITEM 7.  EXHIBITS

         Exhibit 99.1   -- Press Release dated November 11, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZONAGEN, INC.

Date: November 12, 2003.

                                   By:  /s/ Louis Ploth, Jr.
                                       -----------------------------------------
                                        Louis Ploth, Jr.
                                        Vice President, Business Development and
                                        Chief Financial Officer



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                                  EXHIBIT INDEX

          Exhibit
          Number           Description
          -------          ------------
           99.1            Press Release dated November 11, 2003.